                                                                    Exhibit 10.2

                               FIRST AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

      This First Amendment to Amended and Restated Credit Agreement (this "FIRST AMENDMENT") dated as of March 31, 2004, to be effective as set forth in Section 5 hereof, is among Comstock Resources, Inc., a Nevada corporation ("BORROWER"), the financial institutions party hereto, and Bank of Montreal, as administrative agent and as letter of credit issuing bank.

                              PRELIMINARY STATEMENT

      A. The Borrower has entered into a certain Amended and Restated Credit Agreement dated as of February 25, 2004, among Borrower, the lenders party thereto (the "EXISTING LENDERS"), Bank of Montreal, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") and as issuing bank (in such capacity, the "ISSUING BANK"), Bank of America, N.A., as syndication agent, and Comerica Bank, Fortis Capital Corp., and Union Bank of California, N.A., as co-documentation agents, (such Amended and Restated Credit Agreement, as amended, restated or supplemented from time to time until the date hereof, the "CREDIT AGREEMENT").

      B. The Borrower has requested that the Credit Agreement be amended and modified to allow The Bank of Nova Scotia ("SCOTIA"), Bank of Scotland ("SCOTLAND"), Compass Bank ("COMPASS"), Credit Lyonnais New York Branch ("CREDIT LYONNAIS"), Hibernia National Bank ("HIBERNIA") and Natexis Banques Populaires ("NATEXIS"; and together with Scotia, Scotland, Compass, Credit Lyonnais and Hibernia, collectively, the "NEW LENDERS") to become "Lenders" party to the Credit Agreement, as set forth herein.

      C. Subject to the terms and conditions of this First Amendment, the Existing Lenders, the New Lenders, the Administrative Agent and the Issuing Bank have agreed to enter into this First Amendment in order to effectuate such amendments and modifications.

      NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, the parties agree as follows:

      Section 1. DEFINITIONS. Unless otherwise defined in this First Amendment, each capitalized term used in this First Amendment (including in the preliminary statement above) has the meaning assigned to such term in the Credit Agreement.

      Section 2. AMENDMENT OF CREDIT AGREEMENT.

                  (a) The Credit Agreement is hereby amended by deleting the existing Schedule 2.1 to the Credit Agreement and inserting in its place the text contained in Attachment 1 attached to this First Amendment as the new Schedule 2.1 to the Credit Agreement.

                  (b) The Credit Agreement is hereby amended by inserting at the end of the existing Schedule 10.2 to the Credit Agreement the text contained in Attachment 2 attached to this First Amendment.

      Section 3. SCOTIA, SCOTLAND, COMPASS, CREDIT LYONNAIS, HIBERNIA AND NATEXIS AS LENDERS.

                  (a) Upon the effectiveness of this First Amendment and by its execution and delivery hereof, each of Scotia, Scotland, Compass, Credit Lyonnais, Hibernia and Natexis shall be deemed automatically to have become a party to the Credit Agreement, shall have all the rights and obligations, severally and not jointly, of a "Lender" under the Credit Agreement and the other Loan Documents as if each were an original signatory thereto, and shall agree, and does hereby agree, severally and not jointly, to be bound by the terms and conditions set forth in the Credit Agreement and the other Loan Documents to which the Lenders are a party, in each case, as if each were an original signatory thereto.

                  (b) Each of Scotia, Scotland, Compass, Credit Lyonnais, Hibernia and Natexis, severally and not jointly, (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 5.5 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this First Amendment and the Credit Agreement; (ii) agrees that is has independently and without reliance upon the Assignor or the Administrative Agent and based on such information as it has deemed appropriate, made its own credit analysis and decision to enter into this First Amendment and the Credit Agreement (and that it will, independently and without reliance upon the Administrative Agent, the Issuing Bank, the Arranger or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement); (iii) represents and warrants that (1) its name set forth herein is its legal name, (2) it has the full power and authority and the legal right to make, deliver and perform, and has taken all necessary action, to authorize the execution, delivery and performance of this First Amendment, and any and all other documents delivered by it in connection herewith and to fulfill its obligations under, and to consummate the transactions contemplated by, this First Amendment, the Credit Agreement and the Loan Documents, (3) no consent or authorization of, filing with, or other act by or in respect of any Governmental Authority, is required in connection in connection herewith or therewith, and (4) this First Amendment constitutes its legal, valid and binding obligation; (iv) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (v) appoints and authorizes the Issuing Bank to take such action as letter of credit issuing bank on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to the Issuing Bank by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (vi) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender; and (vii) represents and warrants that under applicable Laws no tax will be required to be withheld by the

            Administrative Agent or the Borrower with respect to any payments to be made to such New Lender hereunder or under any Loan Document, and no tax forms described in Section 3.8 of the Credit Agreement are required to be delivered by such New Lender (or if required, such tax forms have been delivered to the Administrative Agent as required under Section 3.8 of the Credit Agreement).

                  (c) Each of Scotia, Scotland, Compass, Credit Lyonnais, Hibernia and Natexis hereby advises each other party hereto that its respective address for notices and its respective Lending Office shall be as set forth below its name on Schedule 10.2 to the Credit Agreement (as amended hereby).

      Section 4. RATIFICATION. The Borrower hereby ratifies and confirms all of the Obligations under the Credit Agreement and the other Loan Documents.

      Section 5. EFFECTIVENESS. This First Amendment shall become effective as of the date first written above upon satisfaction of each of the conditions set forth in this Section 5:

                  (a) The Administrative Agent shall have received duly executed counterparts of this First Amendment from the Borrower, the Issuing Bank and each Lender (including each New Lender), and duly acknowledged by each of the Guarantors.

                  (b) The Borrower shall deliver to the Administrative Agent on behalf of each Existing Lender whose Percentage Share is decreasing upon the effectiveness of this First Amendment and each New Lender a promissory note dated the Closing Date and payable to each such Lender in a maximum principal amount equal to such Lender's Percentage Share (as shown on Attachment 1 hereto) of $400,000,000, which Note shall be a renewal and replacement of, and shall be given in substitution and exchange for, but not in payment of, those Notes held by the Existing Lenders prior to the effectiveness of this First Amendment.

                  (c) The Borrower shall have confirmed and acknowledged to the Administrative Agent, the Issuing Bank and the Lenders, and by its execution and delivery of this First Amendment the Borrower does hereby confirm and acknowledge to the Administrative Agent, the Issuing Bank and the Lenders, that (i) the execution, delivery and performance of this First Amendment has been duly authorized by all requisite corporate action on the part of the Borrower; (ii) the Credit Agreement and each other Loan Document to which it is a party constitute valid and legally binding agreements enforceable against the Borrower in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors' rights generally and by general principles of equity, (iii) the representations and warranties by the Borrower contained in the Credit Agreement and in the other Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof, and (iv) no Default or Event of Default exists under the Credit Agreement or any of the other Loan Documents.

                  (d) The Administrative Agent shall have received a certificate of insurance of the Borrower and its Subsidiaries evidencing that the Borrower and its Subsidiaries are carrying insurance in accordance with Section 6.7 of the Credit Agreement naming the Administrative Agent as a loss payee and the Administrative Agent and the Lenders (including the New Lenders) as additional insureds and that such insurance is in full force and effect.

      Section 6. RENEWAL AND CONTINUATION OF EXISTING LOANS. Upon the effectiveness of this First Amendment:

                  (a) All of the Obligations outstanding under the Credit Agreement as of the date of such effectiveness shall hereby be restructured, rearranged, renewed, extended and continued under the Credit Agreement (as amended hereby) and all Loans outstanding under the Credit Agreement as of the date of such effectiveness shall hereby become Loans outstanding under the Credit Agreement (as amended hereby).

                  (b) In connection herewith, the Existing Lenders hereby sell, assign, transfer and convey, and each of Scotia, Scotland, Compass, Credit Lyonnais, Hibernia and Natexis hereby purchases and accepts, so much of the Aggregate Commitments under, Loans outstanding under, and participations in Letters of Credit issued pursuant to, the Credit Agreement such that the Percentage Share of each Lender (including the Existing Lenders and each of Scotia, Scotland, Compass, Credit Lyonnais, Hibernia and Natexis) shall be as set forth on Schedule 2.1 to the Credit Agreement (as amended hereby). The foregoing assignments, transfers and conveyances are without recourse to the Existing Lenders and without any warranties whatsoever by the Administrative Agent, the Issuing Bank or any Existing Lender as to title, enforceability, collectibility, documentation or freedom from liens or encumbrances, in whole or in part, other than the warranty of each Existing Lender that it has not previously sold, transferred, conveyed or encumbered such interests.

      Section 7. REPRESENTATIONS OF EXISTING LENDERS. Each Existing Lender represents and warrants to the Administrative Agent, each other Existing Lender and each New Lender that (1) it has the power and authority and the legal right to make, deliver and perform, and has taken all necessary action, to authorize the execution, delivery and performance of this First Amendment and to fulfill its obligations under, and to consummate the transactions contemplated by, this First Amendment, and no consent or authorization of, filing with, or other act by or in respect of any Governmental Authority, is required in connection in connection herewith or therewith; and (2) this First Amendment constitutes the legal, valid and binding obligation of such Existing Lender. None of the Administrative Agent, the Issuing Bank or any Existing Lender makes any representation or warranty or assumes any responsibility with respect to the financial condition of the Borrower or any of its Affiliates or the performance by the Borrower or any of its Affiliates of their respective obligations under the Loan Documents, and none of the Administrative Agent, the Issuing Bank or any Existing Lender assumes any responsibility with respect to any statements, warranties or representations made under or in connection with any Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of any Loan Document other than as expressly set forth above.

      Section 8. GOVERNING LAW. This First Amendment shall be governed by, and construed in accordance with, the laws of the State of New York (without giving effect to the principles thereof relating to conflicts of law except section 5-1401 of the New York General Obligations Law).

      Section 9. MISCELLANEOUS. (a) On and after the effectiveness of this First Amendment, each reference in each Loan Document to "this Agreement", "this Note", "this Mortgage", "hereunder", "hereof" or words of like import, referring to such Loan Document, and each reference in each other Loan Document to "the Credit Agreement", "the Notes", "the Mortgages", "thereunder", "thereof" or words of like import referring to the Credit Agreement, the Notes, or the Mortgage or any of them, shall mean and be a reference to such Loan Document, the Credit Agreement, the Notes, the Mortgage or any of them, as amended or otherwise modified by this First Amendment; (b) the execution, delivery and effectiveness of this First Amendment shall not, except as expressly provided herein, operate as a waiver of any default of the Borrower or any other Loan Party or any right, power or remedy of the Administrative Agent, the Issuing Bank and the Lenders under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents; (c) this First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement; and (d) delivery of an executed counterpart of a signature page to this First Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this First Amendment.

      Section 10. FINAL AGREEMENT. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

      IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by its officers thereunto duly authorized as of the date first above written.

                                            BORROWER:

                                            COMSTOCK RESOURCES, INC.,
                                            a Nevada corporation

                                            By: /s/ ROLAND O. BURNS
                                                -----------------------
                                            Name:  Roland O. Burns
                                            Title: Chief Financial Officer

                                            ADMINISTRATIVE AGENT, ISSUING BANK
                                            AND LENDERS:

                                            BANK OF MONTREAL,
                                            as Administrative Agent, Issuing
                                            Bank and Lender

                                            By: /s/ JAMES V. DUCOTE
                                                -----------------------
                                            Name:  James V. Ducote
                                            Title: Director

                                            BANK OF AMERICA, N.A.,

                                            By: /s/ STEVEN A. MACKENZIE
                                                -------------------------
                                            Name: Steven A. Mackenzie
                                            Title: Vice President

                                            FORTIS CAPITAL CORP.

                                            By: /s/ DAVID MONTGOMERY
                                                ------------------------
                                            Name: David Montgomery
                                            Title: Senior Vice President

                                            By: /s/ DARRELL W. HOLLEY
                                                ------------------------
                                            Name: Darrell W. Holley
                                            Title: Managing Director

                                            COMERICA BANK

                                            By: /s/ PETER L. SEFZIK
                                                ------------------------
                                            Name: Peter L. Sefzik
                                            Title: Vice President

                                            UNION BANK OF CALIFORNIA, N.A.

                                            By: /s/ SEAN MURPHY
                                                ------------------------
                                            Name: Sean Murphy
                                            Title: Vice President

                                            THE BANK OF NOVA SCOTIA

                                            By: /s/ NADINE BELL
                                                -------------------------
                                            Name: Nadine Bell
                                            Title: Senior Manager

                                            BANK OF SCOTLAND

                                            By: /s/ JOSEPH FRATUS
                                                -------------------------
                                                Name: Joseph Fratus
                                                Title: First Vice President

`                                           COMPASS BANK

                                            By: /s/ DOROTHY MARCHAND
                                                -------------------------
                                            Name:  Dorothy Marchand
                                            Title: Senior Vice President

                                            CREDIT LYONNAIS NEW YORK BRANCH

                                            By: /s/ PHILIPPE SOUSTRA
                                                -------------------------
                                            Name:  Philippe Soustra
                                            Title: Executive Vice President

                                            HIBERNIA NATIONAL BANK

                                            By: /s/ DARIA MAHONEY
                                                -------------------------
                                            Name: Daria Mahoney
                                            Title: Vice President

                                            NATEXIS BANQUES POPULAIRES

                                            By: /s/ DONOVAN C. BROUSSARD
                                                -------------------------
                                            Name: Donovan C. Broussard
                                            Title: Vice President & Manager

                                            By: /s/ LOUIS P. LAVILLE, III
                                                --------------------------
                                            Name:  Louis P. Laville, III
                                            Title: Vice President & Manager

                          ACKNOWLEDGMENT BY GUARANTORS

      Each of the undersigned Guarantors hereby (i) consents to the terms and conditions of that certain First Amendment to Credit Agreement dated as of March 31, 2004 (the "First Amendment"), (ii) acknowledges and agrees that its consent is not required for the effectiveness of the First Amendment, (iii) ratifies and acknowledges its respective Obligations under each Loan Document to which it is a party, and (iv) represents and warrants that (a) no Default or Event of Default has occurred and is continuing, (b) it is in full compliance with all covenants and agreements pertaining to it in the Loan Documents, and (c) it has reviewed a copy of the First Amendment.

                               COMSTOCK OIL & GAS HOLDINGS, INC.
                               COMSTOCK OIL & GAS - LOUISIANA, LLC
                               COMSTOCK OFFSHORE, LLC
                               COMSTOCK OIL & GAS GP, LLC,
                                   By Comstock Resources, Inc., its sole member

                               COMSTOCK OIL & GAS, LP, By
                                   Comstock Oil & Gas GP, LLC,
                                   its general partner,
                                   By Comstock Resources, Inc., its sole member

                               By: /s/ ROLAND O. BURNS
                                   -----------------------
                               Name:  Roland O. Burns
                               Title: Chief Financial Officer

                               COMSTOCK OIL & GAS INVESTMENTS, LLC

                               By: /s/ ROLAND O. BURNS
                                   --------------------
                               Name:  Roland O. Burns
                               Title: Manager

                                  ATTACHMENT 1

                                                                    SCHEDULE 2.1

                                   COMMITMENTS
                              AND PERCENTAGE SHARES

LENDER                                  COMMITMENT              PERCENTAGE SHARE
--------------------------------        ---------------         ----------------
Bank of Montreal                        $ 77,333,333.33            19.33333333%
Bank of America, N.A.                     44,000,000.00            11.00000000%
Comerica Bank                             44,000,000.00            11.00000000%
Fortis Capital Corp.                      44,000,000.00            11.00000000%
Union Bank of California, N.A.            44,000,000.00            11.00000000%
Bank of Scotland                        $ 33,333,333.33             8.33333333%
The Bank of Nova Scotia                 $ 26,666,666.67             6.66666667%
Credit Lyonnais, New York Branch        $ 26,666,666.67             6.66666667%
Compass Bank                            $ 20,000,000.00             5.00000000%
Hibernia National Bank                  $ 20,000,000.00             5.00000000%
Natexis Banques Populaires              $ 20,000,000.00             5.00000000%
Total                                   $400,000,000.00           100.00000000%

                                  Attachment 1

                                  ATTACHMENT 2

THE BANK OF NOVA SCOTIA
Address for Notices:

The Bank of Nova Scotia
Houston Representative Office
1100 Louisiana, Suite 3000
Houston, TX  77002
Attention: Bobby Roberts
Telephone: (713) 759-3436
Facsimile: (713) 752-2425
Electronic Mail: bobby_roberts@scotiacapital.com

Lending Office:

The Bank of Nova Scotia
Atlanta Agency
Suite 2700, 600 Peachtree St. N.E.
Atlanta, GA  30308

                                Attachment 2 - 1

BANK OF SCOTLAND

Address for Notices:
Bank of Scotland
565 Fifth Avenue
New York, NY  10017
Attention: Shirley Vargas
           Vice President

Telephone: 212 450-0875
Facsimile: (212) 479-2807
Electronic Mail: shirley_vargas@bankofscotland.com

Lending Office:
Bank of Scotland
565 Fifth Avenue
New York, NY 10017

                                Attachment 2 - 2

COMPASS BANK

Address for Notices:
Compass Bank
24 Greenway Plaza, Suite 1400A
Houston, TX  77046
Attention: Dorothy Marchand
Telephone: (713) 968-8272
Facsimile: (713) 968-8292
Electronic Mail: dorothy.marchand@compassbnk.com

Lending Office:
Compass Bank
24 Greenway Plaza, Suite 1400A
Houston, TX  77046

                                Attachment 2 - 3

CREDIT LYONNAIS NEW YORK BRANCH

Address for Notices:
Credit Lyonnais New York Branch
1301 Travis, Suite 2100
Houston, TX  77002
Attention: Richard Kaufman
Telephone: (713) 890-8605
Facsimile: (713) 890-8666
Electronic Mail: Richard.Kaufman@clamericas.com

Lending Office:
Credit Lyonnais New York Branch
1301 Avenue of the Americas
New York, New York 10019

                                Attachment 2 - 4

Hibernia National Bank

Address for Notices:
Hibernia National Bank
313 Carondelet St., 10th Floor
New Orleans, LA  70130
Attention: Daria Mahoney
Telephone: (504) 533-2589
Facsimile: (504) 533-5434
Electronic Mail: dmahoney@hibernia.com

Lending Office:
Hibernia National Bank
313 Carondelet St., 10th Floor
New Orleans, LA  70130

                                Attachment 2 - 5

NATEXIS BANQUES POPULAIRES
Address for Notices:
Natexis Banques Populaires
Natexis Banque
Southwest Representative Office
333 Clay Street, Suite 4340
Houston, TX  77002
Attention: Tanya McAllister
Telephone: (713) 759-9401
Facsimile: (713) 571-6165
Electronic Mail: Tanya.mcallister@nyc.nxbp.com

With a copy to:
Natexis Banque
New York Branch
645 5th Avenue, 20th Floor
New York, NY  10022
Attention: Stacey Caruth
Facsimile: (212) 872-5160

Lending Office:
Natexis Banques Populaires
Natexis Banque
Southwest Representative Office
333 Clay Street, Suite 4340
Houston, TX  77002

                                Attachment 2 - 6